                                                                    Exhibit 99.2


                       UNAUDITED PRO FORMA FINANCIAL DATA

     In May 2000, NTL Incorporated acquired ConsumerCo and in September 1999, NTL (Delaware), Inc. acquired NTL Business. In March 1999, we acquired Diamond Cable Communications plc. The credit agreement which partially funded the acquisition of ConsumerCo requires the outstanding share capital of ConsumerCo and NTL Business to be contributed to us by July 2001.

     The unaudited pro forma financial data presented gives effect to the completed acquisition of Diamond and to the proposed contributions of all of the outstanding share capital of ConsumerCo and NTL Business to us. The unaudited pro forma financial data is based on our historical financial statements and the historical financial statements of Diamond, NTL Business and ConsumerCo. The historical financial statements of Diamond, NTL Business and ConsumerCo are prepared in accordance with U.S. generally accepted accounting principles and have been translated into U.S. dollars using an exchange rate of: (1) $1.5163 to L1.00 for the balance sheet as of June 30, 2000; (2) $1.5701 to L1.00 for the statement of operations for the six-month period ended June 30, 2000 (the average exchange rate for such period); and (3) $1.6179 to L1.00 for the statement of operations for the year ended December 31, 1999 (the average exchange rate for such period). Certain amounts in these historical financial statements have been reclassified to conform to our presentation.


     The unaudited pro forma financial data does not give effect to the issuance of the Notes or the use of the proceeds from such issuance. When we issue the Notes, our interest expense will increase in accordance with the principal amount of the Notes being issued and the interest rate assigned to such Notes. Because we are not using the proceeds of the proposed offering to repay any of our outstanding indebtedness, we do not expect any corresponding decrease in interest expense. Following the offering, we intend to reduce the lenders' commitment under the L1,300 million credit agreement, dated May 30, 2000, among NTL Communications Limited, our wholly-owned subsidiary, and a group of banks by approximately $243.0 million (half of the net proceeds of the offering). As of June 30, 2000, no amounts have been borrowed under this credit agreement.

     The historical results of ConsumerCo for the year ended December 31, 1999 and for the six months ended June 30, 2000 reflect certain intercompany costs and expenses as they were prior to the separation of ConsumerCo which was completed in the second quarter of 2000. These costs and expenses do not necessarily reflect the costs and expenses that would have been incurred if DataCo (the non-ConsumerCo part of Cable & Wireless Communications plc that was retained by Cable and Wireless) and ConsumerCo were separate entities for these periods. Therefore, the historical financial statements of ConsumerCo, which are included in the unaudited pro forma financial data, are not reflective of results on a going forward basis. NTL Incorporated's immediate focus will be on the following priorities: reducing the fault rate, improving the installation experience, continuing with the digital rollout and improving the value proposition for the service bundle. These are all factors that will reduce churn and increase penetration. However, they will increase costs in the next 12 months and may impact revenue growth as well.

     The acquisition of Diamond has been accounted for using the purchase method of accounting, in which the assets acquired and the liabilities assumed have been recorded at their estimated fair values.

     The proposed contributions of all of the outstanding share capital of ConsumerCo and NTL Business have been accounted for at the historical cost of NTL Incorporated and NTL (Delaware), Inc., respectively. This is consistent with a transfer of entities under common control, and is similar to the accounting used in a "pooling of interests." NTL Incorporated and NTL (Delaware), Inc. each accounted for their respective acquisitions of ConsumerCo and NTL Business using the purchase method of accounting. Accordingly, the assets acquired and the liabilities assumed were recorded at their estimated fair values. We, as well as NTL Incorporated, are unaware of events other than those disclosed in the unaudited notes to the pro forma financial data that would require a material change to the preliminary purchase price allocation. However, a final determination of necessary purchase accounting adjustments for the ConsumerCo acquisition will be made upon the completion of a study to be undertaken to determine the fair value of certain assets and liabilities, including intangible assets. The actual financial position and results of operations will differ, perhaps significantly, from the unaudited pro forma amounts reflected because of a variety of factors, including access to additional information, changes in value not currently identified and changes in operating results between the dates of the unaudited pro forma financial data and the actual acquisition date.

     The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2000 and for the year ended December 31, 1999 give effect to the acquisition of Diamond and the contributions


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of all of the outstanding share capital of ConsumerCo and NTL Business as if they had been consummated on January 1, 1999. The unaudited pro forma condensed combined balance sheet at June 30, 2000 gives effect to the contributions of all of the outstanding share capital of ConsumerCo and NTL Business as if they occurred on June 30, 2000.

     The pro forma adjustments are based upon available information and assumptions that we believe were reasonable at the time made. The unaudited pro forma financial data does not purport to present our financial position or results of operations had the acquisition and contributions occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The unaudited pro forma condensed combined statements of operations do not reflect any adjustments for cost savings that we expect to realize. The pro forma adjustments reflecting the acquisition and contributions are based upon the assumptions set forth in the notes to the pro forma financial data. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that may be realized.

                            NTL COMMUNICATIONS CORP.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)
                                 JUNE 30, 2000
                                 (in millions)

                                            NTL
                                    COMMUNICATIONS CORP.   NTL BUSINESS    CONSUMERCO    ADJUSTMENTS    PRO FORMA
                                    --------------------   ------------   ------------   -----------    ---------
                                        (HISTORICAL)       (HISTORICAL)   (HISTORICAL)
ASSETS
Current assets:
  Cash and cash equivalents.......       $   420.6          $    55.0       $    25.3                   $   500.9
  Due from affiliates.............            25.9            3,537.5              --     $(3,548.8)A        14.6
  Other current assets............           405.8               37.5           256.8                       700.1
                                         ---------          ---------       ---------     ---------     ---------
Total current assets..............           852.3            3,630.0           282.1      (3,548.8)      1,215.6
Fixed assets, net.................         5,386.2                2.4         4,783.5                    10,172.1
Intangible assets, net............         2,198.1              162.0         8,771.3                    11,131.4
Other assets, net.................           201.7               85.5           157.1                       444.3
                                         ---------          ---------       ---------     ---------     ---------
Total assets......................       $ 8,638.3          $ 3,879.9       $13,994.0     $(3,548.8)    $22,963.4
                                         =========          =========       =========     =========     =========
LIABILITIES AND SHAREHOLDER'S
  EQUITY
Current liabilities:
  Other current liabilities.......       $   998.4          $    33.6       $   765.6                   $ 1,797.6
  Due to affiliates...............             6.2            1,021.5         3,537.5     $(3,548.8)A     1,016.4
  Current portion of long-term
     debt.........................             5.4                 --             9.6                        15.0
                                         ---------          ---------       ---------     ---------     ---------
Total current liabilities.........         1,010.0            1,055.1         4,312.7      (3,548.8)      2,829.0
Long-term debt....................         7,728.8            2,693.0            21.2                    10,443.0
Deferred income taxes.............            38.9                 --            16.4                        55.3
Minority interests................              --                 --            15.9                        15.9
Shareholder's equity:
  Additional paid-in capital......         2,872.5              169.5         9,654.0                    12,696.0
  Accumulated other comprehensive
     income (loss)................          (290.3)              (2.0)           44.2                      (248.1)
  Accumulated deficit.............        (2,721.6)             (35.7)          (70.4)                   (2,827.7)
                                         ---------          ---------       ---------     ---------     ---------
                                            (139.4)             131.8         9,627.8                     9,620.2
                                         ---------          ---------       ---------     ---------     ---------
Total liabilities and
  shareholder's equity............       $ 8,638.3          $ 3,879.9       $13,994.0     $(3,548.8)    $22,963.4
                                         =========          =========       =========     =========     =========

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                            NTL COMMUNICATIONS CORP.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                 (in millions)

                                              NTL
                                      COMMUNICATIONS CORP.   NTL BUSINESS    CONSUMERCO    ADJUSTMENTS   PRO FORMA
                                      --------------------   ------------   ------------   -----------   ---------
                                          (HISTORICAL)       (HISTORICAL)   (HISTORICAL)
REVENUES............................        $  875.2           $  64.9         $ 554.1                   $ 1,494.2
COSTS AND EXPENSES
Operating expenses..................           425.8              50.6           226.5                       702.9
Selling, general and administrative
  expenses..........................           323.5              21.2           240.2                       584.9
Other charges.......................            13.7                --              --                        13.7
Corporate expenses..................            11.9                --              --                        11.9
Depreciation and amortization.......           454.6               7.9           280.2       $ 358.9 B     1,101.6
                                            --------           -------         -------       -------     ---------
                                             1,229.5              79.7           746.9         358.9       2,415.0
                                            --------           -------         -------       -------     ---------
Operating loss......................          (354.3)            (14.8)         (192.8)       (358.9)       (920.8)
OTHER INCOME (EXPENSE)
Interest and other income, net......           (42.7)              2.3             2.8           3.9 C       (33.7)
Interest expense....................          (369.6)            (22.5)         (134.8)        (26.0)D      (552.9)
                                            --------           -------         -------       -------     ---------
Loss before income taxes............          (766.6)            (35.0)         (324.8)       (381.0)     (1,507.4)
Income tax benefit (provision)......            10.6              (0.1)           34.7                        45.2
                                            --------           -------         -------       -------     ---------
Net (loss)..........................        $ (756.0)          $ (35.1)        $(290.1)      $(381.0)    $(1,462.2)
                                            ========           =======         =======       =======     =========

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                            NTL COMMUNICATIONS CORP.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (in millions)

                                     NTL
                             COMMUNICATIONS CORP.     DIAMOND      NTL BUSINESS    CONSUMERCO    ADJUSTMENTS   PRO FORMA
                             --------------------   ------------   ------------   ------------   -----------   ---------
                                 (HISTORICAL)       (HISTORICAL)   (HISTORICAL)   (HISTORICAL)
REVENUES...................        $1,477.9           $  28.8        $ 184.5        $1,122.5                   $ 2,813.7
COSTS AND EXPENSES
Operating expenses.........           704.7              10.0          148.4           424.1                     1,287.2
Selling, general and
  administrative
  expenses.................           561.8              12.4           31.4           459.4                     1,065.0
Franchise fees.............            16.5                --             --              --                        16.5
Corporate expenses.........            25.3                --             --              --                        25.3
Non-recurring charges......            16.2              13.9             --              --       $ (13.9)         16.2
Depreciation and
  amortization.............           762.9              15.0            5.3           389.5         905.2 B     2,077.9
                                   --------           -------        -------        --------       -------     ---------
                                    2,087.4              51.3          185.1         1,273.0         891.3       4,488.1
                                   --------           -------        -------        --------       -------     ---------
Operating loss.............          (609.5)            (22.5)          (0.6)         (150.5)       (891.3)     (1,674.4)
OTHER INCOME (EXPENSE)
Interest and other income,
  net......................           545.6             (38.4)          (1.0)            9.7           7.8 C       523.7
Interest expense...........          (678.0)            (25.6)          (2.1)         (294.5)        (63.3)D    (1,063.5)
                                   --------           -------        -------        --------       -------     ---------
Loss before income taxes
  and extraordinary item...          (741.9)            (86.5)          (3.7)         (435.3)       (946.8)     (2,214.2)
Income tax benefit
  (provision)..............            30.0                --            0.3              --                        30.3
                                   --------           -------        -------        --------       -------     ---------
Loss before extraordinary
  item.....................        $ (711.9)          $ (86.5)       $  (3.4)       $ (435.3)      $(946.8)    $(2,183.9)
                                   ========           =======        =======        ========       =======     =========

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                            NTL COMMUNICATIONS CORP.

                     NOTES TO THE PRO FORMA FINANCIAL DATA
                                 (in millions)

                                                        NTL
                                                COMMUNICATIONS CORP.   NTL BUSINESS   CONSUMERCO     TOTAL
                                                --------------------   ------------   ----------   ---------
A.  ELIMINATION OF INTERCOMPANY BALANCES:
June 30, 2000
  Affiliate receivable........................         $11.3             $3,537.5     $      --    $ 3,548.8
  Affiliate payable...........................            --                (11.3)     (3,537.5)    (3,548.8)
                                                       -----             --------     ---------    ---------
                                                       $11.3             $3,526.2     $(3,537.5)   $      --
                                                       =====             ========     =========    =========

                                                      DIAMOND          NTL BUSINESS   CONSUMERCO
                                                --------------------   ------------   ----------
B.  DEPRECIATION AND AMORTIZATION:
For the year ended December 31, 1999
  Fixed assets (15 years).....................         $ 1.0             $     --     $      --
  Intangibles (10 and 15 years)...............          26.0                 11.7         873.4
  Historical amortization.....................          (2.0)                (4.9)           --
                                                       -----             --------     ---------
                                                       $25.0             $    6.8     $   873.4
                                                       =====             ========     =========
For the six months ended June 30, 2000
  Fixed assets (15 years).....................                                        $      --
  Intangibles (10 years)......................                                            358.9
  Historical amortization.....................                                               --
                                                                                      ---------
                                                                                      $   358.9
                                                                                      =========


C.  INTEREST INCOME (USING 4.867%):
For the year ended December 31, 1999
  Reduction of interest income on cash on hand
     used.....................................                                        $    (4.0)
  Interest income on excess cash from bank
     financing................................                                             11.8
                                                                                      ---------
                                                                                      $     7.8
                                                                                      =========
For the six months ended June 30, 2000
  Reduction of interest income on cash on hand
     used.....................................                                        $    (2.0)
  Interest income on excess cash from bank
     financing................................                                              5.9
                                                                                      ---------
                                                                                      $     3.9
                                                                                      =========


D.  INTEREST EXPENSE:
For the year ended December 31, 1999
  Reduction of interest expense for debt not
     assumed..................................                                        $   228.6
  Interest on bank financing at 8.21%.........                                           (291.9)
                                                                                      ---------
                                                                                      $   (63.3)
                                                                                      =========
For the six months ended June 30, 2000
  Reduction of interest expense for debt not
     assumed..................................                                        $    93.9
  Interest on bank financing at 8.21%.........                                           (119.9)
                                                                                      ---------
                                                                                      $   (26.0)
                                                                                      =========